SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 21, 2008

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 21, 2008, Ruddick Corporation (the "Registrant") held its 2008 annual meeting of shareholders (the "Annual Meeting").  Effective at the Annual Meeting, each of Edwin B. Borden, Jr. and R. Stuart Dickson retired from the Registrant's Board of Directors.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At the Annual Meeting, the Company's shareholders approved an amendment to the Registrant's bylaws providing for the annual election of all members of the Board of Directors.  The amendment to Article IV, Section 2 of the bylaws eliminates the classes of, and three year terms for, directors.  In addition, the amendment to Article IV, Section 2 of the bylaws allows the Board of Directors to fix the size of the Board of Directors within a range established by the shareholders.  The amended and restated bylaws are attached hereto as Exhibit 3.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1	Amended and Restated Bylaws of Ruddick Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:       /s/ JOHN B. WOODLIEF
                                                                                    John B. Woodlief
                                                                                    Vice President - Finance and Chief
                                                                                       Financial Officer

Dated: February 22, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
3.1	Amended and Restated Bylaws of Ruddick Corporation.